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                                                                      Exhibit 23
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-28479) of Allfirst Financial Inc. (formerly First Maryland Bancorp), of our report dated February 3, 2000 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Baltimore, Maryland
March 16, 2000